EXHIBIT 10.18.3

                      THIRD AMENDMENT TO CREDIT AGREEMENT


THIS THIRD AMENDMENT is made as of the 29th day of January, 1996, and is by and between INCSTAR Corporation (the "Borrower"), and Norwest Bank Minnesota, National Association, a national banking association ("Norwest").

REFERENCE IS HEREBY MADE to that certain credit agreement dated as of December 27, 1993 and amended January 3, 1995 and amended February 15, 1995 (the "Credit Agreement") made between the Borrower and Norwest. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

WHEREAS, the Borrower has requested Norwest to extend the Line to January 31, 1997; and

WHEREAS, the Borrower has requested Norwest to amend Section 2.1(a) of the Credit Agreement; and

WHEREAS, Norwest is willing to grant the Borrower's request, subject to the provisions of this Third Amendment;

NOW, THEREFORE, in consideration of the premises and for other valuable consideration received, it is agreed as follows:

1. Section 1.2 of the Credit Agreement is hereby amended by changing the said Section so that, when read in its entirety, it provides as follows:

                   Line Availability Period. The Line Availability Period will mean the period from the Effective Date to January 31, 1997 (the "Line Expiration Date").

2. Section 2.1(a) of the Credit Agreement is hereby amended by changing the said Section so that, when read in its entirety, it provides as follows:

                   Line Fee. During the Line Availability Period the Borrower will pay the Bank a Line fee of 1/8 of 1% per annum on the average daily unused amount of the Line. This fee will be paid quarterly in arrears beginning March 31, 1996.

3. Simultaneously with the execution of this Third Amendment, the Borrower shall execute and deliver to Norwest a Third Amendment to Note (the "Third Note Amendment"), duly executed by the Borrower and in form and content acceptable to Norwest. Pursuant to the Third Amendment to Note, the
     maturity date of the Note shall be extended to January 31, 1997. All references in the Credit Agreement to "the Note" shall be deemed to mean the Note as modified by the First Note Amendment and the Second Note Amendment and the Third Note Amendment.

4.      The Borrower hereby represents and warrants to Norwest as follows:

          A. As of the date of this Third Amendment, the outstanding principal balance of the Note is $0, and accrued but unpaid interest thereon equals $0.
          B. The Credit Agreement and the Note constitute valid, legal and binding obligations owed by the Borrower to Norwest, subject to no counter claim, defense, offset, abatement or recoupment.
          C. The execution, delivery and performance of this Third Amendment and the Third Amendment to Note by the Borrower are within its corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Borrower's Articles of Incorporation or By-laws, or of any undertaking to which the Borrower is a party or by which it is bound.
          D. All financial statements delivered to Norwest by or on behalf of the Borrower, including any schedules and notes pertaining thereto, fully and fairly present the financial condition of the Borrower at the dates thereof and the results of operations for the periods covered thereby, and there have been no material adverse changes in the financial condition or business of the Borrower from December 31, 1995 to the date hereof.

5. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but which taken together shall constitute one and the same instrument. This Third Amendment shall not become effective until this Third Amendment and the Third Note Amendment have been duly executed by the Borrower and Norwest.

6. Except as expressly modified by this Third Amendment, the Credit Agreement remains unchanged and in full force and effect. Without limiting the generality of the foregoing, all advances under the Line shall continue to be evidenced by the Note, as amended by the First Note Amendment and The Second Note Amendment and the Third Note Amendment.

IN WITNESS WHEREOF, the Borrower and Norwest have executed this Third Amendment as of the date first written above.


INCSTAR CORPORATION                NORWEST BANK MINNESOTA,
                                   NATIONAL ASSOCIATION

By:___________________             By:______________________

Its:__________________             Its:_____________________



By:___________________

Its:__________________